SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                          ___________________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 1997


                          AAMES FINANCIAL CORPORATION
            (Exact name of Registrant as Specified in Its Charter)


  Delaware                         0-19604                95-4340340
(State or Other Jurisdiction     (Commission             (IRS Employer
of Incorporation)                File Number)         Identification  No.)



                      350 South Grand Avenue, 52nd Floor
                         Los Angeles, California 90071
                   (Address of Principal Executive Offices)



                                (213) 640-5000
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
             -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.   OTHER EVENTS

   Reference is made to the press release of Registrant issued on October 13, 1997 which contain information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.

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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


October 20, 1997                   AAMES FINANCIAL CORPORATION


                                   By:  /s/ BARBARA S. POLSKY
                                        ---------------------
                                        Barbara S. Polsky
                                        Executive Vice President,
                                        General Counsel and Secretary

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                          EXHIBIT INDEX


Exhibit No.              Description of Exhibit

    99                   Press release issued October 13, 1997